UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2018

WRIT MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	7812	56-2646829
(State or jurisdiction of	(Primary Standard	(I.R.S. Employer
Classification Code Number)	Industrial incorporation)	Identification No.)

8200 Wilshire Blvd. #200, Beverly Hills, California, 90211, 310-461-3737

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Dismissal of Litigation

On August 17, 2016, KBM Worldwide Inc. (“KBM”) filed a Summons in a Civil Action against WRIT Media Group, Inc. in the United States District Court for the Eastern District of New York. KBM sought equitable and injunctive relief against the Parties in excess of $142,765. On March 8, 2018, Judge Joseph F. Bianco ordered the case dismissed without prejudice and without costs. On March 9, 2018, the order was filed in the United States District Court for the Eastern District of New York and the clerk of the court shall close the case.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIT MEDIA GROUP, INC.

Date: March 16, 2018	By:	/s/ Eric Mitchell
Eric Mitchell
President

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